Events After the Reporting Period	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Events After the Reporting Period
49	EVENTS AFTER THE REPORTING PERIOD

On 29 March 2018, the Board considered and approved the 2017 annual profit distribution proposal. It was recommended by the Board that the 2017 annual distribution be approximately RMB740.3 million in cash. Based on the total share capital of 14,467,585,682 shares of the Company, the cash distribution per share would be RMB0.051 (before tax) in cash which will be distributed to holders of A shares of the Company in RMB and to holders of H shares of the Company in HKD.

On 2 February 2018, the application for the listing of bonds denominated in Japanese Yen of the Company was approved by Tokyo Stock Exchange. On 19 March 2018, the Company issued three series of JPY-denominated credit enhanced bonds with total principal of JPY50.0 billion and maturities through 2021. The first series of JPY-denominated credit enhanced bonds bears interest at the rate of 0.33% per annum and the other two series bear interest at the rate of 0.64% per annum.